MASTER SERVICER'S CERTIFICATE

           (Delivered pursuant to Section 4.9

      of the Master Sale and Servicing Agreement)







             HOUSEHOLD FINANCE CORPORATION,

                      Master Servicer

         HOUSEHOLD AUTO RECEIVABLES CORPORATION



             HOUSEHOLD AUTOMOTIVE TRUST III



              Class A Notes, Series 1999-1


     The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of June 1,
1999, by and among the
Servicer, Household Automotive Trust III, as Issuer (the
"Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The
Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust
Company, as Owner Trustee, does
hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1999-1 Supplement, dated as of
       June 1, 1999, by and among the Servicer, Issuer,
Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date   September
17, 1999
occurring on

5.  Series 1999-1 Information

(a)  The amount of Collected Funds with respect to the
 $31,930,667.42
Collection Period was equal to
        (i) The Gross Cash Yield
(b)  The amount of Available Funds with respect to the
 $32,032,221.35
Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection
  $5,046,959.17
Period was equal to

(d)  Net Liquidation Proceeds for the Collection Period
  $2,615,676.81
was equal to
        (i) The annualized net default rate
      3.159733%

(e)  The principal balance of Series 1999-1 Receivables
at the beginning
        of the Collection Period was equal to
$923,349,908.60

(f)  The principal balance of Series 1999-1 Receivables
on the last day
        of the Collection Period was equal to
$903,492,809.76

(g)  The aggregate outstanding  balance of the Series
1999-1 Receivables which were one
        payment (1-29 days) delinquent as of the close
of business on the last day of the
        Collection Period with respect to such
 $37,524,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the Series
1999-1 Receivables which were two
        payments (30-59 days) delinquent as of the close
of business on the last day of the
        Collection Period with respect to such
 $13,245,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the Series
1999-1 Receivables which were three or
        more payments (60+ days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such
  $6,092,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the Distribution
  $3,701,263.93
Date was equal to

(k)  The Principal Distributable Amount for the
 $13,006,399.74
Distribution Date was equal to

(l)  The Principal Amount Available for the Distribution
 $28,699,460.35
Date was equal to

(m)  The Aggregate Note Principal Balance is equal to
$604,794,190.13

(n)  The Aggregate Optimal Note Principal Balance is
$591,787,790.39
equal to

(o)  The Targeted Overcollateralization Amount is equal
$311,705,019.37
to

(p)  The Targeted Credit Enhancement Amount is equal to
$338,809,803.66

(q)  The Targeted Reserve Account Balance is equal to
 $27,104,784.29

(r)  The Reserve Account Deposit Amount for the
          $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for the
  $8,842,361.51
Distribution Date

(t)  The Reserve Account Shortfall for the Distribution
          $0.00
Date

(u)  The amount on deposit in the Reserve Account after
 $27,104,784.29
distributions is equal to

(v)  The Weighed Average Coupon (WAC) was equal to
     19.579000%


(w)  The Weighed Average Remaining Maturity (WAM) was
             56
equal to

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount
    $393,578.97
with respect to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the
    $393,578.97
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall
          $0.00
with respect to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect
          $0.00
to the Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at
the beginning of the Distribution Date
                was equal to
 $89,514,190.13

      (vi)  The Class A-1 aggregate principal amount at
the end of the Distribution Date
                  was equal to
 $76,507,790.39

      (vii)  The Class A Principal Distributable Amount
 $13,006,399.74
with respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was
 $13,006,399.74
equal to

     (ix)  The Class A Principal Carryover Shortfall
          $0.00
with respect to Class A-1 was equal to

     (x)  The Class A-1 unpaid principal with respect to
          $0.00
the Distribution Date was equal to

      (xii)  The ending Class A-1 Notes as a percentage
of the Pool Balance on the Distribution
                 Date was equal to
      8.468002%


      (xi)  The ending Class A-1 Notes as a percentage
     12.928248%
of the Notes outstanding on the
               Distribution Date was equal to

(b) Class A-2
      (i)  The Class A Interest Distributable Amount
    $887,528.43
with respect to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the
    $887,528.43
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall
    $887,528.43
with respect to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with respect
          $0.00
to the Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at
the beginning of the Distribution Date
               was equal to
$180,220,000.00


      (vi)  The Class A-2 aggregate principal amount at

the end of the Distribution Date
                  was equal to
$180,220,000.00


      (vii)  The Class A Principal Distributable Amount
          $0.00
with respect to Class A-2 was equal to


      (viii)  The Class A-2 principal distribution was
          $0.00
equal to


     (ix)  The Class A Principal Carryover Shortfall
          $0.00
with respect to Class A-2 was equal to


     (x)  The Class A-2 unpaid principal with respect to
          $0.00
the Distribution Date was equal to

      (xii)  The ending Class A-2 Notes as a percentage
of the Pool Balance on the Distribution
                Date was equal to
     19.947032%


      (xi)  The ending Class A-2 Notes as a percentage

of the Notes outstanding on the
               Distribution Date was equal to
     30.453484%


(c) Class A-3
      (i)  The Class A Interest Distributable Amount
    $822,952.75
with respect to Class A-3 was equal to


      (ii)  The Class A-3 interest paid on the
    $822,952.75
Distribution Date was equal to


      (iii)  The Class A Interest Carryover Shortfall
          $0.00
with respect to Class A-3 was equal to


      (iv)  The Class A-3 unpaid interest with respect
          $0.00
to the Distribution Date was equal to


      (v)  The Class A-3 aggregate principal amount at

the beginning of the Distribution Date
               was equal to
$156,010,000.00


      (vi)  The Class A-3 aggregate principal amount at

the end of the Distribution Date
                 was equal to
$156,010,000.00


      (vii)  The Class A Principal Distributable Amount
          $0.00
with respect to Class A-3 was equal to


      (viii)  The Class A-3 principal distribution was
          $0.00
equal to


     (ix)  The Class A Principal Carryover Shortfall
          $0.00
with respect to Class A-3 was equal to


     (x)  The Class A-3 unpaid principal with respect to
          $0.00
the Distribution Date was equal to


      (xii)  The ending Class A-3 Notes as a percentage
of the Pool Balance on the Distribution
                Date was equal to
     17.267431%


      (xi)  The ending Class A-3 Notes as a percentage

of the Notes outstanding on the
               Distribution Date was equal to
     26.362490%


(d) Class A-4
      (i)  The Class A Interest Distributable Amount
    $992,235.42
with respect to Class A-4 was equal to


      (ii)  The Class A-4 interest paid on the
    $992,235.42
Distribution Date was equal to


      (iii)  The Class A Interest Carryover Shortfall
          $0.00
with respect to Class A-4 was equal to


      (iv)  The Class A-4 unpaid interest with respect
          $0.00
to the Distribution Date was equal to


      (v)  The Class A-4 aggregate principal amount at

the beginning of the Distribution Date
                 was equal to
$179,050,000.00


      (vi)  The Class A-4 aggregate principal amount at

the end of the Distribution Date
                 was equal to
$179,050,000.00


      (vii)  The Class A Principal Distributable Amount
          $0.00
with respect to Class A-4 was equal to


      (viii)  The Class A-4 principal distribution was
          $0.00
equal to


     (ix)  The Class A Principal Carryover Shortfall
          $0.00
with respect to Class A-4 was equal to


     (x)  The Class A-4 unpaid principal with respect to
          $0.00
the Distribution Date was equal to

      (xii)  The ending Class A-4 Notes as a percentage
of the Pool Balance on the Distribution
                 Date was equal to
     19.817535%


      (xi)  The ending Class A-4 Notes as a percentage

of the Notes outstanding on the
               Distribution Date was equal to
     30.255778%

7. Overcollateralization
     (i)  The ending overcollateralization was equal to
$311,705,019.37

     (ii)  The ending overcollateralization as a
percentage of the Pool Balance on the
              Distribution Date was equal to
     34.500000%

8. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
      Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such None default; if applicable, insert "None".

9. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1999-1 Receivables other than pursuant to the Basic Documents
     (or if there is a lien, such lien consists of:
______________________).

10. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
      Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
September 16, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:         Servicing Officer


HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period
       08/31/99
Distribution Date
       09/17/99


CLASS A-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
    91.15631779
   2.   Principal distribution per $1,000
     88.4789098
   3.   Interest distribution per $1,000
      2.6774080

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate
      5.106000%
   2.   Class A-1 principal balance - beginning of
 $89,514,190.13
period
   3.   Accrual convention                               Actual/360
   4.   Days in Interest Period
             31

   5.   Class A-1 interest due
    $393,578.97
   6.   Class A-1 interest paid
    $393,578.97
   7.   Class A Interest Carryover Shortfall with
          $0.00
respect to Class A-1
   8.   Class A-1 unpaid interest with respect to the
          $0.00
Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period
 $89,514,190.13
   2.  Class A-1 principal - amount due
 $13,006,399.74
   3.  Class A-1 principal - amount paid
 $13,006,399.74
   4.  Class A-1 principal balance - end of period
 $76,507,790.39
   5.  Class A Principal Carryover Shortfall with
          $0.00
respect to Class A-1
   6.  Class A-1 unpaid principal with respect to the
          $0.00
Distribution Date
   8.  Class A-1 Notes as a percentage of the Pool
      8.468002%
Balance on the Distribution Date
   7.  Class A-1 Notes as a percentage of the total
     12.928248%
Notes outstanding on the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date
 $32,032,221.35

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $37,524,000.00
          % Of  Receivables
      4.153215%
     (b)  30-59 Days Delinquent
 $13,245,000.00
          % Of  Receivables
      1.465977%
     (c)  60+ Days Delinquent
  $6,092,000.00
          % Of  Receivables
      0.674272%

   3.  Aggregate losses for Collection Period less Net
  $2,431,282.36
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $3,701,263.93
                         #REF!
#REF!

   5.  Pool Balance on the Accounting Date
$903,492,809.76

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $27,104,784.29
        (b)  Amount on deposit in the Reserve Account
 $27,104,784.29

   7.  (a)  Weighted Average Coupon (WAC)
         19.58%
         (b)  Weighted Average Remaining Maturity (WAM)
             56

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period
       08/31/99
Distribution Date
       09/17/99


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
    4.924694444
   2.   Principal distribution per $1,000
    0.000000000
   3.   Interest distribution per $1,000
    4.924694444

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate
        0.05719
   2.   Class A-2 principal balance - beginning of
$180,220,000.00
period
   3.   Accrual convention                               Actual/360
   4.   Days in Interest Period
             31

   5.   Class A-2 interest due
    $887,528.43
   6.   Class A-2 interest paid
    $887,528.43
   7.   Class A Interest Carryover Shortfall with
          $0.00
respect to Class A-2
   8.   Class A-2 unpaid interest with respect to the
          $0.00
Distribution Date

C.  Calculation of Class A-2 principal balance
 $23,775,106.00
   1.  Class A-2 principal balance - beginning of period
$180,220,000.00
   2.  Class A-2 principal - amount due
          $0.00
   3.  Class A-2 principal - amount paid
          $0.00
   4.  Class A-2 principal balance - end of period
$180,220,000.00
   5.  Class A Principal Carryover Shortfall with
          $0.00
respect to Class A-2
   6.  Class A-2 unpaid principal with respect to the
          $0.00
Distribution Date
   8.  Class A-2 Notes as a percentage of the Pool
    19.9470320%
Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage of the
    28.4150341%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
 $32,032,221.35

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $37,524,000.00
          % Of  Receivables
      4.153215%
     (b)  30-59 Days Delinquent
 $13,245,000.00
          % Of  Receivables
      1.465977%
     (c)  60+ Days Delinquent
  $6,092,000.00
          % Of  Receivables
      0.674272%

   3.  Aggregate losses for Collection Period less Net
  $2,431,282.36
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $3,701,263.93
                         #REF!
#REF!

   5.  Pool Balance on the Accounting Date
$903,492,809.76

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $27,104,784.29
        (b)  Amount on deposit in the Reserve Account
 $27,104,784.29

   7.  (a)  Weighted Average Coupon (WAC)
    19.5790000%
         (b)  Weighted Average Remaining Maturity (WAM)
             56

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period
       08/31/99
Distribution Date
       09/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
      5.2750000
   2.   Principal distribution per $1,000
      0.0000000
   3.   Interest distribution per $1,000
      5.2750000

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate
         0.0633
   2.    Class A-3 principal balance - beginning of
$156,010,000.00
period
   3.    Accrual convention                              30/360

   4.   Class A-3 interest due
    $822,952.75
   5.   Class A-3 interest paid
    $822,952.75
   6.   Class A Interest Carryover Shortfall with
          $0.00
respect to Class A-3
   7.   Class A-3 unpaid interest with respect to the
          $0.00
Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period
$156,010,000.00
   2.  Class A-3 principal - amount due
          $0.00
   3.  Class A-3 principal - amount paid
          $0.00
   4.  Class A-3 principal balance - end of period
$156,010,000.00
   5.  Class A Principal Carryover Shortfall with
          $0.00
respect to Class A-3
   6.  Class A-3 unpaid principal with respect to the
          $0.00
Distribution Date
   8.  Class A-3 Notes as a percentage of the Pool
     17.267431%
Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a percentage of
     45.682465%
the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
 $32,032,221.35

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $37,524,000.00
          % Of  Receivables
          4.15%
     (b)  30-59 Days Delinquent
 $13,245,000.00
          % Of  Receivables
          1.47%
     (c)  60+ Days Delinquent
  $6,092,000.00
          % Of  Receivables
          0.67%

   3.  Aggregate losses for Collection Period less Net
  $2,431,282.36
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $3,701,263.93



   5.  Pool Balance on the Accounting Date
$903,492,809.76

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $27,104,784.29
        (b)  Amount on deposit in the Reserve Account
 $27,104,784.29

   7.  (a)  Weighted Average Coupon (WAC)
     19.579000%
         (b)  Weighted Average Remaining Maturity (WAM)
             56

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period
          36403
Distribution Date
          36420


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
      5.5416667
   2.   Principal distribution per $1,000
      0.0000000
   3.   Interest distribution per $1,000
      5.5416667

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate
      6.650000%
   2.    Class A-4 principal balance - beginning of
$179,050,000.00
period
   3.    Accrual convention                              30/360

   4.   Class A-4 interest due
    $992,235.42
   5.   Class A-4 interest paid
    $992,235.42
   6.   Class A Interest Carryover Shortfall with
          $0.00
respect to Class A-4
   7.   Class A-4 unpaid interest with respect to the
          $0.00
Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period
$179,050,000.00
   2.  Class A-4 principal - amount due
          $0.00
   3.  Class A-4 principal - amount paid
          $0.00
   4.  Class A-4 principal balance - end of period
$179,050,000.00
   5.  Class A Principal Carryover Shortfall with
          $0.00
respect to Class A-4
   6.  Class A-4 unpaid principal with respect to the
          $0.00
Distribution Date
   8.  Class A-4 Notes as a percentage of the Pool
     19.817535%
Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a percentage
     65.500000%
of the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
 $32,032,221.35

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $37,524,000.00
          % Of  Receivables
          4.15%
     (b)  30-59 Days Delinquent
 $13,245,000.00
          % Of  Receivables
          1.47%
     (c)  60+ Days Delinquent
  $6,092,000.00
          % Of  Receivables
          0.67%

   3.  Aggregate losses for Collection Period less Net
  $2,431,282.36
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $3,701,263.93



   5.  Pool Balance on the Accounting Date
$903,492,809.76

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $27,104,784.29
        (b)  Amount on deposit in the Reserve Account
 $27,104,784.29

   7.  (a)  Weighted Average Coupon (WAC)
     19.579000%
         (b)  Weighted Average Remaining Maturity (WAM)
             56